Exhibit 10.24
EXECUTION COPY
THIRD AMENDMENT
     This Third Amendment (this “Amendment”) is entered into as of December ___, 2007, by and among KENDLE INTERNATIONAL INC., an Ohio corporation (the “Borrower”), the Guarantors listed on the signature pages hereof, the Lenders signatory hereto, and UBS AG, STAMFORD BRANCH, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”).
RECITALS
     WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, UBS SECURITIES LLC, as sole lead arranger and sole bookrunner, UBS AG, STAMFORD BRANCH, as issuing bank and collateral agent, UBS LOAN FINANCE LLC, as swingline lender, JPMORGAN CHASE BANK, N.A., as syndication agent, and KEYBANK NATIONAL ASSOCIATION, LASALLE BANK NATIONAL ASSOCIATION, and NATIONAL CITY BANK, as co-documentation agents, are parties to that certain Credit Agreement dated as of August 16, 2006, as amended by that certain First Amendment to Credit Agreement dated as of December 11, 2006, and as amended by that certain Second Amendment to Credit Agreement dated as of March 30, 2007 (the “Credit Agreement”) (capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement);
     WHEREAS, the Borrower has requested certain changes to Section 6.10(c) of the Credit Agreement; and
     WHEREAS, the Administrative Agent and the Required Lenders have agreed to amend Section 6.10(c) of the Credit Agreement on the terms and subject to the conditions set forth herein.
     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
          Section 1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.
          Section 2. Amendment of Section 6.10(c) (Limitation on Capital Expenditures). Section 6.10(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     (c) Limitation on Capital Expenditures. Permit the aggregate amount of Capital Expenditures made in any period set forth below, to exceed the amount set forth opposite such period below:

Amount (in
Period	millions)
Closing Date - December 31, 2006	$13.0
January 1, 2007 - December 31, 2007	$15.0
January 1, 2008 - December 31, 2008	$22.0
January 1, 2009 - December 31, 2009	$24.0
January 1, 2010 - December 31, 2010	$26.0
January 1, 2011 and thereafter	$28.0
provided, however, that (x) if the aggregate amount of Capital Expenditures made in any fiscal year shall be less than the maximum amount of Capital Expenditures permitted under this Section 6.10(c) for such fiscal year (before giving effect to any carryover), then an amount of such shortfall not exceeding 50% of such maximum amount may be added to the amount of Capital Expenditures permitted under this Section 6.10(c) for the immediately succeeding (but not any other) fiscal year, and (y) in determining whether any amount is available for carryover, the amount expended in any fiscal year shall first be deemed to be from the amount allocated to such fiscal year (before giving effect to any carryover).
          Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:
               (a) The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:
               (i) Amendment Documents. This Amendment, duly executed by the Borrower and the Guarantors (the “Amendment Documents”);
               (ii) Consent of Required Lenders. The written consent of the Required Lenders to this Amendment; and
               (iii) Additional Information. Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.
               (b) The representations and warranties contained herein and in the Credit Agreement shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

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               (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed or delivered pursuant hereto, and all legal matters incident thereto, shall be reasonably satisfactory to the Administrative Agent.
               (d) No Default or Event of Default shall have occurred and be continuing, after giving effect to this Amendment.
          Section 4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower’s certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date), and (c) no Default or Event of Default has occurred and is continuing.
          Section 5. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.
          Section 6. Certain Waivers. Each of the Borrower and the Guarantors hereby agrees that neither the Administrative Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against the Administrative Agent and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of the amendments contained in Section 2 above and any discussions or actions taken or not taken by the Administrative Agent or the Lenders on or before the date hereof or the discussions conducted in connection therewith, or any course of action taken by the Administrative Agent or any Lender in response thereto or arising therefrom; provided, that the foregoing waiver shall not include the waiver of any claims which are based on the gross negligence or willful misconduct of the Administrative Agent or any Lender or any of their respective agents. This Section 6 shall survive the execution and delivery of this Amendment and the other Loan Documents and the termination of the Credit Agreement.
          Section 7. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or

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pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.
          Section 8. Costs and Expenses. The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.
          Section 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          Section 10. Headings. Section Headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
          Section 11. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 12. Limited Effect. This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Lender may have under the Credit Agreement (other than as expressly set forth herein), and shall not be considered to create a course of dealing or to otherwise obligate any Lender to execute similar amendments under the same or similar circumstances in the future.
          Section 13. Ratification By Guarantors. Each Guarantor hereby agrees to this Amendment, and each Guarantor acknowledges that such Guarantor’s Guarantee shall remain in full force and effect without modification thereto.
[signature pages follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KENDLE INTERNATIONAL INC.

By:

Name:
Title:

ACER/EXCEL INC.

By:

Name:
Title:

AAC CONSULTING GROUP, INC.

By:

Name:
Title:

KENDLE INTERNATIONAL CPU LLC

By:

Name:
Title:

KENDLE AMERICAS HOLDING INC.

By:

Name:
Title:
Kendle Third Amendment Signature Page

KENDLE AMERICAS INVESTMENT INC.

By:

Name:
Title:

KENDLE AMERICAS MANAGEMENT INC.

By:

Name:
Title:

KENDLE DELAWARE INC.

By:

Name:
Title:

KENDLE NC INC.

By:

Name:
Title:

KENDLE CLINICAL DEVELOPMENT SERVICES LIMITED (formerly known as Charles River Laboratories Clinical Services International Ltd.)

By:

Name:
Title:
Kendle Third Amendment Signature Page

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:

Name:
Title:

By:

Name:
Title:
Kendle Third Amendment Signature Page

LENDERS:
,

as a Lender

By:

Name:
Title:
Kendle Third Amendment Signature Page